Variflex® Variable Annuity Variflex LS® Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated August 20, 2012,
To Prospectus Dated May 1, 2012

The Company is changing the Guaranteed Rate earned on the Fixed Account effective October 1, 2012.

Contracts issued on or after October 1, 2012, will have a minimum interest rate earned on amounts allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3%, based upon the state in which the Contract is issued and the requirements of that state. The definition of Guaranteed Rate in the Prospectus is hereby removed in its entirety and replaced with the following:

Guaranteed Rate— The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

Please Retain This Supplement For Future Reference